Exhibit 10.1

JOINDER TO AMENDED AND RESTATED REVOLVING CREDIT,
TERM LOAN AND SECURITY AGREEMENT, AND SECOND AMENDMENT TO PLEDGE AGREEMENT

This JOINDER TO AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT AND SECOND AMENDMENT TO PLEDGE AGREEMENT (this “Joinder”), dated as of December 31, 2012, is by and between SUNDANCE HELICOPTERS, INC., a Nevada corporation (“Sundance”), and KEYBANK NATIONAL ASSOCIATION, a national banking association, as administrative agent for the Lenders under the Loan Agreement (defined below) (in such capacity, “Agent”).

Recitals

A.
AIR METHODS CORPORATION, a Delaware corporation (“AMC”), entered into that certain Stock Purchase Agreement dated December 20, 2012 among AMC, Sundance, The Eisenreich Family Trust u/a/d 7/9/90, The John A. Sullivan Trust u/a/d 4/12/2002, The Granquist 2004 Trust u/a/d 3/26/2004 and, for certain purposes only, Richard Eisenreich, John A. Sullivan and James A. Granquist (the “Sundance Acquisition Agreement”).

B.
AMC, ROCKY MOUNTAIN HOLDINGS, L.L.C., a Delaware limited liability company, MERCY AIR SERVICE, INC., a California corporation, LIFENET, INC., a Missouri corporation, FSS AIRHOLDINGS, LLC, a Delaware limited liability company, CJ SYSTEMS AVIATION GROUP, INC., a Pennsylvania corporation, SPECIAL JET SERVICES, LLC, a Delaware limited liability company, AIR METHODS TRANSPORT COMPANY, a Delaware corporation, OF AIR HOLDINGS CORPORATION, a Delaware corporation, OMNIFLIGHT HELICOPTERS, INC., a Texas corporation, OMNIFLIGHT HELICOPTER SERVICES, INC., a Delaware corporation, OMNI TRANSPORT SYSTEMS, ALABAMA, LLC, a Nevada limited liability company, OMNI TRANSPORT SYSTEMS, CHARLESTON, LLC, a Nevada limited liability company, NATIVE AIR SERVICES, INC., a Nevada corporation, NATIVE AMERICAN AIR AMBULANCE, INC., a Nevada corporation, NATIVE AMERICAN AIR AMBULANCE, LLC, a Delaware limited liability company, ENCHANTMENT AVIATION, INC., a New Mexico corporation, OTS (SUB), LLC, an Alabama limited liability company, and UNITED ROTORCRAFT SOLUTIONS, LLC, a Texas limited liability company, as borrowers and debtors (each individually, an “Existing Borrower” and collectively, the “Existing Borrowers”), Agent, PNC BANK, National Association, as a Lender, as Joint Lead Arranger and Documentation Agent,  BBVA COMPASS BANK, as a Lender, as Joint Lead Arranger and Co-Syndication Agent, BANK OF AMERICA, N.A., as a Lender, as Joint Lead Arranger and Co-Syndication Agent and the other Lenders thereunder are party to an Amended and Restated Revolving Credit, Term Loan and Security Agreement dated as of July 5, 2011, as amended by that certain Joinder and Amendment No. 1 to Amended and Restated Revolving Credit, Term Loan and Security Agreement, dated as of August 1, 2011, and further amended by that certain Amendment No. 2 to Amended and Restated Revolving Credit, Term Loan and Security Agreement, dated as of December 14, 2012 (together, the “Loan Agreement”).

C.
AMC desires to close on the transactions contemplated by the Sundance Acquisition Agreement and cause Sundance to become a borrower and debtor under the Loan Agreement on the terms and conditions described in this Joinder.

Any capitalized terms used but not defined in this Joinder shall have the meanings given to such terms in the Loan Agreement.

Agreement

1.           Sundance Joined as Borrower Under Loan Agreement.  Sundance, for good and valuable consideration received and intending to be legally bound, acknowledges and agrees that, effective upon the execution and delivery of this Joinder, does hereby join, on a joint and several basis, and for all purposes become a Borrower under the Loan Agreement, and fully assumes and otherwise is entitled to and becomes obligated and liable for and undertakes to perform, all rights, benefits, burdens, obligations and liabilities of a Borrower under the Loan Agreement.

2.           Representations, Warranties, and Covenants.  Sundance joins and makes, as to itself and as of the date of this Joinder, each of the representations and warranties made by the Existing Borrowers in Article VI of the Loan Agreement and agrees to the covenants set forth in the Loan Agreement.  Any disclosures and exceptions to such representations and warranties that otherwise would be disclosed in the Schedules to the Loan Agreement are disclosed in the corresponding Schedules attached to this Joinder and shall be deemed, for purposes of this Joinder and by virtue of having been set forth in the Schedules attached to this Joinder, to have been set forth in the Schedules attached to the Loan Agreement.

3.           Grant of Security Interest.  Sundance hereby grants to Agent, for the benefit of the Lenders, a security interest in, and a Lien on, the following property of Sundance wherever located and whether now owned or hereafter acquired:

  (a)           All Accounts (other than any governmental Accounts that are not legally assignable by Sundance), Inventory, general intangibles, payment intangibles, chattel paper, documents, and instruments, whether or not specifically assigned to Agent or any Lender, automotive equipment, motor vehicles and fixtures;

  (b)           All guaranties, collateral, liens on, or security interests in, real or personal property, leases, letters of credit, and other rights, agreements, and property securing or relating to payment of Accounts;

  (c)           All rights to receive the surplus funds, if any, which are payable to Sundance following the termination of any Pension Plan and the satisfaction of all liabilities to participants and beneficiaries under such Pension Plan in accordance with applicable law;

  (d)          All trademarks, trademark rights, patents, patent rights, intellectual property licenses and permits, trade names, trade name rights, and approvals, together with all income, royalties, damages and payments now and hereafter due and payable thereunder with respect thereto;

  (e)           Equipment, whether or not affixed to realty, including Unencumbered Aircraft and equipment located thereon but excluding any Aircraft that is not an Unencumbered Aircraft;

  (f)           All sale, service, performance and equipment lease contracts as to which Sundance is lessee, agreements and grants (whether written or oral), and any other contract (whether written or oral) between Sundance and any third party (except for any real property leases, or any equipment leases that do not allow an assignment of such leases by their terms, neither of which shall be Collateral);

  (g)          The entire goodwill and all product lines of Sundance’s businesses and other general intangibles, including, without limitation, know-how, trade secrets, customer lists, proprietary information, inventions, methods, procedures and formulae in connection with the use of and symbolized by the trademarks of Sundance;

  (h)          All books, records, ledger cards, data processing records, computer software, and other property at any time evidencing or relating to Collateral;

  (i)           All cash, cash equivalents, monies, securities (including all stock of any Affiliate owned by Sundance (provided that with respect to any Foreign Subsidiary, such pledge shall be limited to sixty-five percent (65%) of such Foreign Subsidiary’s outstanding voting stock and stock equivalents and one hundred percent (100%) of such Foreign Subsidiary’s outstanding non-voting stock and stock equivalents), whether now owned or hereafter formed or acquired, and all proceeds thereof, and other property now or hereafter held, or received by, or in transit to, the Agent or any Lender from or for Sundance, and all of Sundance's investment property and financial assets (as each is defined in the UCC)), deposit accounts, credits, and balances with Agent or any Lender existing at any time;

  (j)            All parts (other than parts included in the purchase of Aircraft that is the subject of a Permitted Encumbrance), accessories, attachments, special tools, additions, replacements, substitutions, and accessions to or for all of the foregoing;

  (k)           All Commercial Tort Claims; and

  (l)            All proceeds and products of all of the foregoing in any form, including, without limitation, amounts payable under any policies of insurance insuring the foregoing against loss or damage, and all increases and profits received from all of the foregoing;

provided, however, the Collateral shall not include any rights or interests of Sundance under any licenses, leases or other contracts if and to the extent that the granting of a security interest in such licenses, leases or contract is prohibited as a matter of law (as opposed to a contractual prohibition); provided, further, (i) if any such prohibition is no longer effective, a security interest therein in favor of Agent shall automatically arise hereunder without any further action on the part of Sundance or Agent and (ii) nothing contained herein shall be deemed to limit, impair or otherwise affect Agent's security interest in any rights or interests of Sundance in or to monies due or to become due under any such agreement.

4.           Indebtedness Secured.  The Security Interest secures payment of any and all Indebtedness and the performance of all obligations and agreements of Sundance to Agent or any Lender under this Joinder or any other Transaction Documents, whether now existing or hereafter incurred or arising, of every kind and character, primary or secondary, direct or indirect, absolute or contingent, sole, joint or several, and whether such Indebtedness is from time to time reduced and thereafter increased, or entirely extinguished and thereafter reincurred, including, without limitation:  (a) all Advances under the Revolving Line of Credit, the Revolving Notes, and the Swingline Note, and all Indebtedness under any Letters of Credit, including Reimbursement Obligations; (b) all amounts owed under the Term Loan and the Term Notes; (c) all interest which accrues on any Indebtedness, until payment of such Indebtedness in full, including, without limitation, all interest provided for under this Agreement or any other Transaction Documents; (d) all other monies payable by Sundance, and all obligations and agreements of Sundance to Lenders, pursuant to the Transaction Documents; (e) all Product Obligations; and (f) all monies payable by any Third Party, and all obligations and agreements of any Third Party to Agent or any Lender, pursuant to any of the Transaction Documents.

5.           Notes.  Pursuant to the Loan Agreement and in connection with this Joinder, the outstanding Amended and Restated Term Notes, Amended and Restated Revolving Notes and Amended and Restated Swingline Note are being replaced with Second Amended and Restated Term Notes, Second Amended and Restated Revolving Notes and a Second Amended and Restated Swingline Note, which amended notes add Sundance as maker, and such notes are the Term Notes, Revolving Notes and the Swingline Note, respectively, as defined in the Loan Agreement.

6.           Pledge Agreement. The Pledge Agreement is amended by deleting Schedule I to the Pledge Agreement in its entirety and inserting in lieu thereof Schedule I attached hereto.

7.           Conditions Precedent.  The terms of this Joinder shall become effective only when each of the following conditions has been completely satisfied as determined by Agent in its sole discretion:

     (a)            Documents.  Agent shall have received this Joinder duly executed and delivered by Sundance and Agent; and

 (b)           Conditions set forth in Consent Letter.  Each of the conditions set forth in the Consent Letter, dated December 20, 2012, delivered by Lenders to Borrowers, shall have been satisfied or waived in writing by Agent.

8.          Waiver of Claims.  Sundance and the Existing Borrowers hereby agree that this Joinder is a reasonable agreement among the parties in connection with the current facts and circumstances related to Sundance’s business and is in keeping with the tenor of the Loan Agreement, Sundance and the Existing Borrowers hereby completely and generally waive, release, remise, acquit and forever discharge the Lenders and their respective affiliates, present and past officers, directors, agents, attorneys, predecessors, successors, insurers, parent, subsidiary and sibling corporations and entities, and assigns (collectively, the “Bank Releasees”) of and from any and all past and present claims, damages or causes of action arising or relating in any way to the actions of the Bank Releasees relating to the Loan Agreement, this Joinder, the Transaction Documents or any other agreement among the parties, which Sundance or the Existing Borrowers ever had or now has against the Bank Releasees, or any of them.

9.           Miscellaneous.

  (a)           No modification, rescission, waiver, release, or amendment of any provision of this Joinder shall be made, except by a written agreement signed by Sundance and a duly authorized officer of Agent.

  (b)           This Joinder may be executed in any number of counterparts, and by Agent and Sundance on separate counterparts, each of which, when so executed and delivered, shall be an original, but all of which shall together constitute one and the same Joinder.

  (c)           The provisions of this Joinder are independent of, and separable from, each other, and no such provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other such provision may be invalid or unenforceable in whole or in part. If any provision of this Joinder is prohibited or unenforceable in any jurisdiction, such provision shall be ineffective in such jurisdiction only to the extent of such prohibition or unenforceability, and such prohibition or unenforceability shall not invalidate the balance of such provision to the extent it is not prohibited or unenforceable nor render prohibited or unenforceable such provision in any other jurisdiction.

  (d)           The terms of this Joinder, the Loan Agreement and the Transaction Documents shall be cumulative except to the extent that they are specifically inconsistent with each other, in which case the terms of this Joinder shall prevail.

  (e)           This Joinder, the Loan Agreement, and the other Transaction Documents constitute the entire agreement and understanding between the parties hereto with respect to the transactions contemplated hereby and supersede all prior negotiations, understandings, and agreements among such parties with respect to such transactions, including, without limitation, those expressed in any commitment letter delivered by Lenders to Sundance.

  (f)           THIS JOINDER, AND THE TRANSACTIONS EVIDENCED HEREBY, SHALL BE GOVERNED BY, AND CONSTRUED UNDER, THE INTERNAL LAWS OF THE STATE OF COLORADO, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW, AS THE SAME MAY FROM TIME TO TIME BE IN EFFECT, INCLUDING, WITHOUT LIMITATION, THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN THE STATE.

  (g)           SUNDANCE AND AGENT AGREE THAT ANY ACTION OR PROCEEDING TO ENFORCE, OR ARISING OUT OF, THE TRANSACTION DOCUMENTS MAY BE COMMENCED IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF COLORADO, AND BORROWERS WAIVE PERSONAL SERVICE OF PROCESS AND AGREE THAT A SUMMONS AND COMPLAINT COMMENCING AN ACTION OR PROCEEDING IN ANY SUCH COURT SHALL BE PROPERLY SERVED AND SHALL CONFER PERSONAL JURISDICTION IF SERVED BY REGISTERED OR CERTIFIED MAIL TO BORROWERS, OR AS OTHERWISE PROVIDED BY THE LAWS OF THE STATE OR THE UNITED STATES.

  (h)           SUNDANCE AND AGENT HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY BORROWERS OR AGENT MAY HAVE IN ANY ACTION OR PROCEEDING, IN LAW OR IN EQUITY, IN CONNECTION WITH THE TRANSACTION DOCUMENTS OR THE TRANSACTIONS RELATED THERETO. BORROWERS REPRESENT AND WARRANT THAT NO REPRESENTATIVE OR AGENT OF ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT ANY LENDER WILL NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS RIGHT TO JURY TRIAL WAIVER. BORROWERS ACKNOWLEDGE THAT AGENT HAS BEEN INDUCED TO ENTER INTO THIS JOINDER BY, AMONG OTHER THINGS, THE PROVISIONS OF THIS PARAGRAPH.

  (i)           ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT, INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT, ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWERS) AND US (AGENT) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THE TRANSACTION DOCUMENTS, WHICH ARE THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

[signature page follows]

IN WITNESS WHEREOF, the parties have executed this Joinder as of the date first above written.

SUNDANCE HELICOPTERS, INC.

By:	/s/ Trent J. Carman
Name:	Trent J. Carman
Title:	Assistant Secretary

Address:
7301 South Peoria Street
Englewood, Colorado 80112
Attn:	Trent J. Carman
Phone:	303-792-7591
Facsimile:	303-790-4780

Acknowledged and Agreed:

AIR METHODS CORPORATION,
MERCY AIR SERVICE, INC.,
LIFENET, INC.,
FSS AIRHOLDINGS, LLC,
CJ SYSTEMS AVIATION GROUP, INC.,
SPECIAL JET SERVICES, LLC,
AIR METHODS TRANSPORT COMPANY,
UNITED ROTORCRAFT SOLUTIONS, LLC,
OF AIR HOLDINGS CORPORATION,
OMNIFLIGHT HELICOPTERS, INC.,
OMNIFLIGHT HELICOPTER SERVICES, INC.,
OMNI TRANSPORT SYSTEMS, ALABAMA, LLC,
OMNI TRANSPORT SYSTEMS, CHARLESTON, LLC,
NATIVE AIR SERVICES, INC.,
NATIVE AMERICAN AIR AMBULANCE, INC.,
NATIVE AMERICAN AIR AMBULANCE, LLC,
ENCHANTMENT AVIATION, INC. AND
OTS (SUB), LLC

By:	/s/ Trent J. Carman
Name:	Trent J. Carman
Title:	Chief Financial Officer

ROCKY MOUNTAIN HOLDINGS, L.L.C.
by: Air Methods Corporation, its sole member

By:	/s/ Trent J. Carman
Name:	Trent J. Carman
Title:	Chief Financial Officer

AGENT:

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Michelle K. Bushey
Name:	Michelle K. Bushey
Title:	Senior Vice President